UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

International Paper Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareowner Meeting to Be Held on May 11, 2020

INTERNATIONAL PAPER COMPANY

INTERNATIONAL PAPER COMPANY
C/O COMPUTERSHARE
P.O. BOX 43004
PROVIDENCE, RI 02940-3004

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 12, 2020
Date:	May 11, 2020	Time: 11:00 AM CDT
Location:	International Paper Company Headquarters
Tower IV
1740 International Drive
Memphis,Tennessee 38197
AND
Online at www.virtualshareholdermeeting.com/IP2020

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at http://materials.proxyvote.com/460146 or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE & PROXY STATEMENT    ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: http://materials.proxyvote.com/460146.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	http://materials.proxyvote.com/460146.
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2020, to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares if you are attending in person. You may vote electronically during the annual meeting only if you have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Please see “Vote by Internet” for more information about attending the annual meeting virtually.
Vote By Internet:
Before The Meeting:	Go to http://materials.proxyvote.com/460146. Have the information that is printed in the box marked by the arrow →XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:	Go to www.virtualshareholdermeeting.com/IP2020. Have the information that is printed in the box marked by the arrow →XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote "FOR" each of the nominees listed under Item 1.

Item 1	— Election of Directors (one-year term)

Nominees:

	1a.	William J. Burns

	1b.	Christopher M. Connor

	1c.	Ahmet C. Dorduncu

	1d.	Ilene S. Gordon

	1e.	Anders Gustafsson

	1f.	Jacqueline C. Hinman

	1g.	Clinton A. Lewis, Jr.

	1h.	Kathryn D. Sullivan

	1i.	Mark S. Sutton

	1j.	J. Steven Whisler

	1k.	Ray G. Young

The Board of Directors recommends a vote "FOR" Items 2 & 3.

Item 2 —	Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2020

Item 3 —	A Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers, as Disclosed Under the Heading "Compensation Discussion & Analysis"

The Board of Directors recommends a vote "AGAINST" Item 4.

Item 4 —	Shareowner Proposal to Reduce Special Shareowner Meeting Ownership Threshold to 10 Percent